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                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATION

I, Russell Ciphers, President of American Stone Industries (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      The Quarterly Report on Form 10-QSB of the Company for the period ending September 30, 2004 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

      The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2004

/s/ Russell Ciphers, Sr.
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Russell Ciphers, Sr., President and Chief
  Executive Officer (Principal Executive Officer
  and Principal Financial Officer)

                                   Exhibit 32
                                   Page 1 of 1